UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2021

American Virtual Cloud Technologies, Inc.
(Exact Name of registrant as Specified in Charter)

Delaware	001-38167	81-2402421
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1720 Peachtree Street, Suite 629 Atlanta, GA	30309
(Address of principal executive offices)	(Zip code)

(404) 239-2863
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVCT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	AVCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 2, 2021, American Virtual Cloud Technologies, Inc. (the “Company”) entered into a securities purchase agreement (“Purchase Agreement”) with the buyer set forth on the signature page thereto (the “Buyer”) for the purchase and sale of (i) a warrant to purchase up to 5,000,000 shares of the Company’s common stock, subject to increase as described below (the “Series A Warrants”), in a private placement (the “Private Placement”); and (ii) an aggregate of 2,500,000 shares of the Company’s common stock (the “Shares”), and a warrant to purchase up to 2,500,000 shares of the Company’s common stock (the “Series B Warrants” and, collectively with the Series A Warrants, the “Warrants”), in a registered direct offering (the “Public Offering”). The aggregate purchase price for the Shares and the Warrants is $5,000,000. The consummation of the transactions contemplated by the Purchase Agreement is subject to customary closing conditions. A copy of the Purchase Agreement is attached to this Form 8-K as Exhibit 10.1.

The terms of the Series A Warrants to be issued in the Private Placement shall be as set forth in the form of Series A Warrants attached as Exhibit 4.1 to this Current Report on Form 8-K. The terms of the Series B Warrants to be issued in the Public Offering shall be as set forth in the form of Series B Warrants attached as Exhibit 4.2 to this Current Report on Form 8-K. The Series A Warrants have an exercise price of $2.00 per share, will be exercisable commencing on the date of issuance, and will expire five years from the date of issuance. The Series B Warrants have an exercise price of $2.00 per share, will be exercisable on the date of issuance and will expire two years from the date of issuance. Commencing ten trading days after the issuance of the Series B Warrants, the Company will have the right to force the Buyer to exercise the Series B Warrant in the event shares of the Company’s common stock trades at or above $2.40/share for a period of five consecutive trading days, subject to certain conditions, including equity conditions. Initially, the Series A Warrant is only exercisable for 2,500,000 shares of our common stock, but Upon any exercise of the Series B Warrant, the number of shares issuable upon exercise of the Series A Warrant will be increased by the number of shares of the Company’s common stock issued upon exercise of the Series B Warrant.

Pursuant to the terms of the Purchase Agreement, at the closing of the Private Placement and the Public Offering, the Company will enter into a registration rights agreement (the “Registration Rights Agreement”) with the Buyer to register the shares underlying the Series A Warrants. The form of the Registration Rights Agreement is attached to this Form 8-K as Exhibit 10.2.

The Series A Warrants and underlying shares (the “Series A Securities”), each to be issued by the Company pursuant to the Purchase Agreement, have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D, and in reliance on similar exemptions under applicable state laws. No form of general solicitation or general advertising was conducted in connection with the issuance. The Series A Securities contain (or will contain, where applicable) restrictive legends preventing the sale, transfer, or other disposition of such securities, unless registered under the Securities Act, or pursuant to an exemption therefrom. The disclosure contained in this Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the Commission.

The Shares and Series B Warrants (and underlying shares) were offered, and will be issued, pursuant to the Prospectus Supplement, dated November 2, 2021, to the Prospectus included in the Company’s Registration Statement on Form S-3 (Registration No. 333- 258136), originally filed with the Securities and Exchange Commission on July 23, 2021, as amended, which became effective on August 27, 2021. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation to buy nor shall there be any sale of the shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Pursuant to an engagement letter dated October 16, 2021 between the Company and Northland Securities, Inc. (the “Placement Agent”), the Company engaged the Placement Agent to act as the Company’s placement agent in connection with the offering and agreed to pay the Placement Agent’s fees of 7% of the aggregate gross proceeds the Company receives in the Private Placement and the Public Offering.

Greenberg Traurig, LLP, counsel to the Company, has issued an opinion to the Company regarding the validity of the securities to be issued in the offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The foregoing summaries of the terms of the Purchase Agreement, the Registration Rights Agreement and the Warrants described herein are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The information disclosed in Item 1.01 of this Current Report on Form 8-K regarding the unregistered sale of the Series A Warrants and underlying warrant shares are incorporated herein by reference.

Item 8.01. Other Events.

On November 2, 2021, the Company issued a press release announcing the signing of the Purchase Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
4.1	Form of Series A Warrants
4.2	Form of Series B Warrants
5.1	Opinion of Greenberg Traurig, LLP
10.1	Securities Purchase Agreement, dated as of November 2, 2021
10.2	Form of Registration Rights Agreement
99.1	Press Release, dated November 2, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

By:	/s/ Thomas H. King
	Name:	Thomas H. King
	Title:	Chief Financial Officer

Date: November 3, 2021

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